KEMPER INCOME TRUST
                            Kemper High Yield Fund II

                            KEMPER HIGH YIELD SERIES
                       Kemper High Yield Opportunity Fund

                         SUPPLEMENT TO THE STATEMENT OF
                          ADDITIONAL INFORMATION DATED
                                 JANUARY 1, 2000

                           --------------------------


The following disclosure supplements the current information for each fund listed above in their Statement of Additional Information:

         As a matter of non-fundamental policy, each Fund will not:

         borrow money in an amount greater than 20% of its total assets,  except
         (i) for temporary or emergency purposes and (ii) by engaging in reverse repurchase agreements, dollar rolls, or other investments or transactions described in the Fund's registration statement which may be deemed to be borrowings.















October 20, 2000